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                                  EXHIBIT 10.28


                               FOURTH AMENDMENT TO
                     REVOLVING CREDIT AND GUARANTY AGREEMENT

                  This FOURTH AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT dated as of August 9, 2002 (the "FOURTH AMENDMENT"), is entered into by and among USG CORPORATION, a Delaware corporation, and each of its subsidiaries party to the Agreement (as defined below), as borrowers (each, individually, a "BORROWER" and collectively, the "BORROWERS"), USG FOREIGN INVESTMENTS, LTD., a Delaware corporation, as guarantor (the "GUARANTOR"), JPMORGAN CHASE BANK, formerly known as The Chase Manhattan Bank, a New York banking corporation, and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Agreement (as defined below) (the "LENDERS"), and JPMORGAN CHASE BANK, formerly known as The Chase Manhattan Bank, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.

                                   WITNESSETH:

                  WHEREAS, the Borrowers, the Guarantor, the Lenders and the Administrative Agent are parties to that certain Revolving Credit and Guaranty Agreement dated as of June 25, 2001, as amended (the "AGREEMENT"), pursuant to which the Lenders have made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $350,000,000; and

                  WHEREAS, the Borrowers and the Guarantor have requested that the Lenders make certain modifications to the Agreement; and

                  WHEREAS, the Borrowers, the Guarantor and the Lenders desire to amend and supplement the Agreement to reflect the modifications requested by the Borrowers and the Guarantor;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Definitions. Capitalized terms used and not otherwise defined in this Fourth Amendment are used as defined in the Agreement.

                  Section 2. Amendments to Agreement. Subject to the conditions set forth in Section 3 hereof, clause "(ix)" of the definition of Permitted Liens set forth in Section 1.1 of the Agreement is hereby amended by: (a) inserting after the words "Liens consisting of" the following: "standby letters of credit or"; and (b) deleting the number "$20,000,000" and inserting in lieu thereof the number "$50,000,000."



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                  Section 3. Effectiveness. The effectiveness of this Fourth
Amendment is conditioned upon (i) the Administrative Agent's receipt of executed counterparts of this Fourth Amendment which, when taken together, bear the signatures of the Borrowers and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); (ii) the Borrowers' payment of (A) all fees to the Administrative Agent for the respective accounts of the Lenders, as agreed between the Borrowers and the Administrative Agent in connection with this Fourth Amendment and (B) any unpaid balance of the fees and expenses due and payable by the Borrowers pursuant to the Agreement, including, without limitation, the reasonable fees and disbursements of Bryan Cave LLP, counsel for the Administrative Agent; and
(iii) the Administrative Agent's receipt of a letter from the Borrowers certifying that, (A) in the good faith judgment of the Borrowers, this Fourth Amendment is a not a material amendment to the Credit Agreement and therefore may be effected without any further order of or action by the Bankruptcy Court and (B) the Borrowers have timely and properly given all required notices concerning this Fourth Amendment to all Committees (as defined in the Final Order) and the Office of the United States Trustee. The "EFFECTIVE DATE" shall mean the first Business Day on which the foregoing conditions are fully satisfied.

                  Section 4. Representations and Warranties. Each Borrower represents and warrants to the Lenders that:

                  4.1 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Agreement, the representations and warranties of the Borrowers contained in
Section 3 of the Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

                  4.2 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Agreement, and (ii) no Event of Default has occurred and is continuing (other than as specifically waived herein) or would result from the execution, delivery and performance of this Fourth Amendment.

                  Section 5. Full Force and Effect. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this Fourth Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any such instrument or document to be deemed a reference to the Agreement as amended hereby.

                  Section 6. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.


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                  Section 7. Headings. The various headings of this Fourth
Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Fourth Amendment or any provisions hereof.



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         IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be duly executed as of the day and the year first written.

                                        BORROWERS:

                                        USG CORPORATION

                                        By: /s/ D. Rick Lowes
                                            -----------------------------------
                                        Name:  D. Rick Lowes
                                        Title: Vice President and Treasurer

                                        UNITED STATES GYPSUM COMPANY

                                        By: /s/ D. Rick Lowes
                                            -----------------------------------
                                        Name:  D. Rick Lowes
                                        Title: Vice President and Treasurer

                                        USG INTERIORS, INC.

                                        By: /s/ D. Rick Lowes
                                            -----------------------------------
                                        Name:  D. Rick Lowes
                                        Title: Vice President and Treasurer

                                        L&W SUPPLY CORPORATION

                                        By: /s/ D. Rick Lowes
                                            -----------------------------------
                                        Name:  D. Rick Lowes
                                        Title: Vice President and Treasurer

                                        USG INTERIORS INTERNATIONAL, INC.

                                        By: /s/ D. Rick Lowes
                                            -----------------------------------
                                        Name:  D. Rick Lowes
                                        Title: Vice President

                                        LA MIRADA PRODUCTS CO., INC.

                                        By: /s/ D. Rick Lowes
                                            -----------------------------------
                                        Name:  D. Rick Lowes
                                        Title: Vice President and Treasurer


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                                        BEADEX MANUFACTURING, LLC

                                        By: /s/ D. Rick Lowes
                                            -----------------------------------
                                        Name:  D. Rick Lowes
                                        Title: Vice President

                                        B-R PIPELINE COMPANY

                                        By: /s/ D. Rick Lowes
                                            -----------------------------------
                                        Name:  D. Rick Lowes
                                        Title: Vice President

                                        USG INDUSTRIES, INC.

                                        By: /s/ D. Rick Lowes
                                            -----------------------------------
                                        Name:  D. Rick Lowes
                                        Title: Vice President and Treasurer

                                        USG PIPELINE COMPANY

                                        By: /s/ D. Rick Lowes
                                            ----------------------------------
                                        Name:  D. Rick Lowes
                                        Title: Vice President

                                        STOCKING SPECIALISTS, INC.

                                        By: /s/ D. Rick Lowes
                                            -----------------------------------
                                        Name:  D. Rick Lowes
                                        Title: Vice President

                                        GUARANTOR:

                                        USG FOREIGN INVESTMENTS, LTD.


                                        By: /s/ D. Rick Lowes
                                            -----------------------------------
                                        Name:  D. Rick Lowes
                                        Title: Vice President and Treasurer


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                                        LENDERS:


                                        JPMORGAN CHASE BANK,
                                        Individually and as Administrative Agent

                                        By: /s/ Robert A. Krasnow
                                            -----------------------------------
                                        Name:  Robert A. Krasnow
                                        Title: Vice President

                                        AMSOUTH BANK

                                        By: /s/ Kathleen F. D'Angelo
                                            -----------------------------------
                                        Name:  Kathleen F. D'Angelo
                                        Title: Attorney-In-Fact

                                        BANK OF AMERICA, N.A.

                                        By: /s/ James Gurgone
                                            -----------------------------------
                                        Name:  James Gurgone
                                        Title: Vice President

                                        BANK OF SCOTLAND

                                        By: /s/ Joseph Fratus
                                            -----------------------------------
                                        Name:  Joseph Fratus
                                        Title: First Vice President

                                        CIT BUSINESS CREDIT

                                        By: /s/ Nick Malatestinic
                                            -----------------------------------
                                        Name:  Nick Malatestinic
                                        Title: Vice President Team Leader

                                        CONGRESS FINANCIAL CORPORATION

                                        By: /s/ Dionne S. Rice
                                            -----------------------------------
                                        Name:  Dionne S. Rice
                                        Title: AVP

                                        FLEET CAPITAL CORPORATION

                                        By: /s/ Adam Seiden
                                            -----------------------------------
                                        Name:  Adam Seiden
                                        Title: AVP-Associate Loan Officer


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                                        FOOTHILL CAPITAL CORPORATION

                                        By: /s/ Juan Barrera
                                            -----------------------------------
                                        Name:  Juan Barrera
                                        Title: Assistant Vice President

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION

                                        By: /s/ Tim Canon
                                            -----------------------------------
                                        Name:  Tim Canon
                                        Title: Duly Authorized Signatory

                                        GUARANTY BUSINESS CREDIT
                                        CORPORATION

                                        By: /s/ James E. Casper
                                            -----------------------------------
                                        Name:  James E. Casper
                                        Title: Senior Vice President

                                        LASALLE BUSINESS CREDIT, INC.

                                        By: /s/ Michael F. Aliberto III
                                            -----------------------------------
                                        Name:  Michael F. Aliberto III
                                        Title: Vice President

                                        MIZUHO CORPORATE BANK, LTD.,
                                        F/K/A THE INDUSTRIAL BANK OF JAPAN, LTD.

                                        By: /s/ Noel Purcell
                                            -----------------------------------
                                        Name:  Noel Purcell
                                        Title: SVP & Dept. Head

                                        PROVIDENT FINANCIAL CORP.

                                        By: /s/ Michael D. Shover
                                            -----------------------------------
                                        Name:  Michael D. Shover
                                        Title: AVP

                                        TRANSAMERICA BUSINESS
                                        CAPITAL CORPORATION

                                        By: /s/ Ari Kaplan
                                            -----------------------------------
                                        Name:  Ari Kaplan
                                        Title: Vice President




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